                                                                Exhibit 10.2(b)

                         WAIVER NO. 3 AND CONSENT NO. 1

         WAIVER NO. 3 AND CONSENT NO. 1, dated as of June 30, 1999 (this "Waiver"), to the Fourth Amended and Restated Credit Agreement, dated as of December 21, 1998, by and among Insight Communications Company, L.P., the Lenders party thereto, CIBC Inc. and Fleet Bank, N.A., as Co-Agents, and The Bank of New York, as Agent and as Issuing Bank (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement").

                                    RECITALS

         Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Borrower was in default of its obligations under Section 7.11(c) of the Credit Agreement during the period from and including April 1, 1999, through and including June 30, 1999 (the "7.11(c) Default"). The Borrower has requested that the Agent agree to waive the 7.11(c) Default and any Event of Default arising solely therefrom.

         The Borrower has also requested the consent of the Agent to allow the Leverage Ratio to exceed the maximum permitted levels therefor set forth in
Section 7.11(c).

         The Agent is willing to agree to the waiver and grant the consent referred to above.

         Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Agent agree as follows:

         The Agent waives the 7.11(c) Default and any Event of Default arising solely therefrom.

         The Agent agrees that during the period commencing on July 1, 1999 and ending on August 9, 1999, the Leverage Ratio may exceed the maximum permitted levels therefor set forth in Section 7.11(c), provided that the Leverage Ratio does not exceed 7.25:1.00 during such period.

         Paragraphs 1 and 2 hereof shall not be effective until such time as Required Lenders and each of the Guarantors shall have consented hereto in writing.

         The Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of its obligations thereunder, (b) agrees and admits that it has no defense to or offset against any such obligation, and (c) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower and assuming the effectiveness of all of the provisions of this Waiver, no Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Credit Agreement is true and correct in all material respects with the same effect as though such representation and warranty had been made on such date, except to the extent such representations and warranties specifically relate to an

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.

earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

         In all other respects, the Loan Documents shall remain in full force and effect, and no waiver or consent in respect of any term or condition of any Loan Document shall be deemed to be a waiver or consent in respect of any other term or condition contained in any Loan Document.

         This Waiver may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Waiver, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         THIS WAIVER IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                     INSIGHT COMMUNICATIONS COMPANY, L.P.

                                     By: ICC ASSOCIATES, L.P.,
                                         the sole general partner thereof

                                     By: INSIGHT COMMUNICATIONS, INC.,
                                         the sole general partner thereof


                                     By:
                                     Name:
                                     Title:

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.


                                     THE BANK OF NEW YORK,
                                     individually, as Issuing Bank and as Agent


                                     By:
                                     Name:
                                     Title:

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.


                                     CIBC INC.,
                                     individually and as Co-Agent


                                     By:
                                     Name:
                                     Title:  Executive Director,
                                             CIBC Oppenheimer Corp.,
                                             As Agent

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.


                                     FLEET BANK, N.A.,
                                     individually and as Co-Agent


                                     By:
                                     Name:
                                     Title:

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.


                                     BANK OF MONTREAL


                                     By:
                                     Name:
                                     Title:

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.


                                     BANKBOSTON, N.A.


                                     By:
                                     Name:
                                     Title:

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.


                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:
                                     Name:
                                     Title:

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.


                                     BANKERS TRUST COMPANY


                                     By:
                                     Name:
                                     Title:

     Waiver No. 3 and Consent No. 1 - Insight Communications Company, L.P.


                                     acknowledged and consented to:


                                     INSIGHT FINANCE CORPORATION


                                     By:
                                     Name:
                                     Title:


                                     INSIGHT HOLDINGS OF OHIO, LLC


                                     By:
                                     Name:
                                     Title: